Exhibit 10.1

Execution Copy

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND WAIVER

This AMENDMENT NO. 1 TO CREDIT AGREEMENT AND WAIVER (this “Amendment”), dated as of February 3, 2015, is entered into by and among EBIX, INC., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower party hereto as guarantors (the “Guarantors” and collectively with the Borrower, the “Credit Parties”) under the Credit Agreement (defined below), each Lender under the Credit Agreement that is a party hereto, FIFTH THIRD BANK as a joining lender (the “Joining Lender”) and REGIONS BANK, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent.

RECITALS

WHEREAS, the Borrower, certain of the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 5, 2014 (as amended hereby and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended a revolving credit facility to the Borrower;

WHEREAS, the Borrower and/or certain of its Subsidiaries entered into (a) that certain Share Purchase Agreement pursuant to which Ebix Consulting, Inc., a Delaware corporation and subsidiary of the Borrower, acquired all of the equity of Vertex, Incorporated (the “Vertex Acquisition”), (b) that certain Business Transfer Agreement pursuant to which Ebix Software India Pvt. Ltd., a subsidiary of the Borrower, acquired certain assets from i3 Pvt. Ltd. (the “Ebix India Acquisition”), (c) that certain Asset Purchase Agreement pursuant to which the Borrower acquired certain assets from DCM Group Inc. (the “DCM Acquisition”), and (d) that certain Membership Interest Purchase Agreement pursuant to which Ebix Software India Pvt. Ltd. acquired all of the ownership interests of Oakstone Publishing, LLC (the “Oakstone Acquisition”, and collectively with the Vertex Acquisition, the Ebix India Acquisition and the DCM Acquisition, the “Specified Acquisitions”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders waive certain requirements under the Credit Agreement with respect to the Specified Acquisitions as more fully described below;

WHEREAS, the Borrower has also requested that (a) the Credit Agreement be amended, as provided herein, to increase the maximum amount by which the Aggregate Revolving Commitments may be increased pursuant to Section 2.1(c)(i) to $90,000,000 and (b) the Aggregate Revolving Commitments be increased by $40,000,000 by certain Lenders and the Joining Lender (which increase shall constitute usage of the increase to Section 2.1(c)(i) of the Credit Agreement);

WHEREAS, the Lenders party hereto (including the Joining Lender) have agreed to provide the requested waivers and amendments on the terms and conditions contained in this Amendment;

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement, as amended by this Amendment.

2. Amendments to Credit Agreement. Subject to the terms and conditions hereof and with effect from and after the Amendment Effective Date (defined below), the Credit Agreement is hereby amended as follows:

(a) The definition of “Change of Control” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the following parenthetical found in clause (b) of such definition in its entirety:

“(excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors)”.

(b) Section 2.1(c)(i) of the Credit Agreement shall be amended by deleting the reference to $50,000,000 contained therein and replacing such amount with $90,000,000.

(c) Appendix A to the Credit Agreement is hereby deleted in its entirety and replaced with a revised Appendix A attached as Annex I hereto, so that the Revolving Commitment of each Lender (including the Joining Lender) shall be as set forth on such amended Appendix A.

For the avoidance of doubt, the increase of the Aggregate Revolving Commitments provided hereunder and set forth in the revised Appendix A to the Credit Agreement shall constitute usage of the available increase in the Aggregate Revolving Commitments pursuant to Section 2.1(c)(i) of the Credit Agreement, after giving effect to the amendment set forth in clause (b) above.

3. Waiver of Specified Default. In reliance upon the representations, warranties and covenants of the Borrower and each other Credit Party contained in this Amendment, and subject to the effectiveness and the terms and conditions of this Amendment, including, without limitation, those set forth in Section 7 hereof, as of the Amendment Effective Date, the undersigned Lenders hereby waive (a) the requirements contained in Section 8.5 of the Credit Agreement and the definition of “Permitted Acquisition” in Section 1.1 of the Credit Agreement, that the Borrower provide prior notice to the Administrative Agent and the Lenders of each of the Specified Acquisitions and deliver a certificate to the Administrative Agent, signed by an Authorized Officer of the Borrower, not fewer than two Business Days prior to the consummation of each Specified Acquisition, in the case of clauses (b), (d) and (e) of the definition of Permitted Acquisition, and no later than substantially simultaneously with the consummation of each Specified Acquisition, in the case of clauses (c), (f) and (g) of the definition of Permitted Acquisition, certifying, in each case, that the requirements in the definition of Permitted Acquisition had been satisfied with respect to the applicable Specified Acquisition (the “Required Certificates”), and (b) any Default or Event of Default that may have resulted from the failure to provide notice of the Specified Acquisitions or the Required Certificates within the time periods required under the definition of Permitted Acquisition.

4. Joinder of Joining Lenders. By its execution of this Amendment, the Joining Lender hereby confirms and agrees that, on and after the date this Amendment becomes effective pursuant to Section 7 below (the “Amendment Effective Date”), it shall be and become a party to the Credit Agreement as a Lender, shall have all of the rights and be obligated to perform all of the obligations of a Lender thereunder and its Revolving Commitments shall be as set forth on Annex I attached hereto. The Joining Lender further (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement, which such consents shall be deemed provided, to the extent required, by each Person that executes this Amendment), (iii) from and after the date hereof, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, and (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Credit Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any other Lender, agent or arranger; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

5. Representations and Warranties. Each of the Borrower and each of the other Credit Parties, by its execution of this Amendment, hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) the execution, delivery and performance by each Credit Party of this Amendment have been duly authorized by all necessary corporate or other organizational action and do not and will not (i) violate in any material respect the terms of any of the Credit Parties’ Organizational Documents; (ii) except as could not reasonably be expected to have a Material Adverse Effect, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any other Contractual Obligations of any Credit Party, (iii) result in or require the creation of any Lien upon any of the properties or assets of any Credit Party (other than Liens created under any of the Credit Documents in favor of the Collateral Agent for the benefit of the holders of the Obligations), or (iv) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of any Credit Party;

(b) this Amendment has been duly executed and delivered by each Credit Party, and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by Debtor Relief Laws or by equitable principles relating to enforceability;

(c) the representations and warranties of each Credit Party contained in Section 6 of the Credit Agreement and in each other Credit Document are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this clause (c), the representations and warranties contained in Sections 6.7(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 7.1(b) and (a) of the Credit Agreement, respectively; and

(d) after the effectiveness of this Amendment (including each of the waivers set forth in Section 3 above) on the Amendment Effective Date and the increase of the Aggregate Revolving Commitments set forth herein, no Default has occurred and is continuing.

6. Reallocation, Assignments and Payments. Simultaneously with the Amendment Effective Date, the parties hereby agree that (a) the Revolving Commitments shall be as set forth on the revised Appendix A attached hereto as Annex I, (b) each Lender having a Revolving Commitment immediately prior to the increase provided herein will automatically and without further act be deemed to have assigned to each Revolving Credit Increase Lender in respect of such increase, and each such Revolving Credit Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Lender’s participations under the Credit Agreement in outstanding Letters of Credit and Swingline Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations under the Credit Agreement in Letters of Credit and (ii) participations under the Credit Agreement in Swingline Loans, will, in each case, equal each Lender’s Revolving Commitment Percentage (after giving effect to such increase), all as provided further in Section 2.1(c)(ix) of the Credit Agreement and (c) if, on the Amendment Effective Date there are any Revolving Loans outstanding, the Lenders (including the Joining Lender) shall make such payments among themselves as the Administrative Agent may reasonably request to the extent necessary to keep the outstanding Revolving Loans ratable with the revised Revolving Commitment Percentages arising from such increase, and the Borrower shall pay to the applicable Lenders any amounts required to be paid pursuant to Section 3.1(c) of the Credit Agreement in connection with such payments among the Lenders as if such payments were effected by prepayments of Revolving Loans.

7. Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i) counterparts of this Amendment, duly executed by each Credit Party, the Administrative Agent, the Required Lenders (prior to giving effect to this Amendment) and the Joining Lender;

(ii) executed copies of the Required Certificates for each Specified Acquisition; and

(iii) an executed copy of a certificate of the Borrower dated as of the date hereof signed by an Authorized Officer of the Borrower certifying and attaching the resolutions adopted by the Borrower and each Guarantor approving or consenting to the increase in the Aggregate Revolving Commitments provided by this Amendment;

(b) (i) each of Ebix Consulting, Inc., and Vertex, Incorporated shall have delivered Guaranty Joinder Agreements, Security Joinder Agreements and Pledge Joinder Agreements, to the extent applicable, as required by Section 7.11 of the Credit Agreement, (ii) the Borrower shall have delivered a Pledge Agreement Supplement with respect to its interest in Ebix Consulting, Inc., and (iii) the Administrative Agent shall have received all other documents required pursuant to Section 7.11, to the extent applicable, with respect to the Specified Acquisitions, including, without limitation, all certificated Equity Interests with accompanying stock powers for any new Subsidiary acquired pursuant to a Specified Acquisition;

(c) after giving effect to this Amendment (and giving effect to any Credit Extension to occur substantially simultaneously with such effectiveness and the increase in the Aggregate Revolving Commitments), as of the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing; and

(d) after giving effect to this Amendment, the Borrower shall be in compliance, on a pro forma basis (as provided in Section 1.3 of the Credit Agreement) with the financial covenants set forth in Section 8.7 of the Credit Agreement as of the Amendment Effective Date;

(e) all fees and expenses payable to the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

8. Reaffirmation. Each Credit Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge any Credit Party’s obligations under the Credit Documents.

9. Miscellaneous.

(a) Nothing in this Amendment is intended (or shall be construed) to constitute the consent of the Administrative Agent or any Lender to any other transaction or the waiver by the Administrative Agent or any Lender of any Default or Event of Default, except as expressly provided herein.

(b) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Credit Document are and shall remain in full force and effect. All references in any Credit Document to the “Credit Agreement” or “this Agreement” (or similar terms intended to reference the Credit Agreement) shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

(c) This Amendment shall be binding upon and inure to the benefit of the parties hereto, each other Lender and each other Credit Party, and their respective successors and assigns.

(d) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 11.13 AND 11.14 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(e) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 7, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties required to be a party hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended except in accordance with the provisions of Section 11.4 of the Credit Agreement.

(f) If any provision of this Amendment or the other Credit Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Credit Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g) The Borrower agrees to pay, in accordance with and subject to the limitations in Section 11.2 of the Credit Agreement, all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder.

(h) This Amendment shall constitute a “Credit Document” under and as defined in the Credit Agreement.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

EBIX, INC., as the Borrower

	By:	/s/ Robin Raina
	Name:	Robin Raina
	Title:	President and CEO

GUARANTORS:		EBIX.COM, INTERNATIONAL, INC., as a Guarantor

		By:	/s/ Robin Raina
		Name:	Robin Raina
		Title:	President and CEO

EBIX CONSULTING, INC., as a Guarantor

		By:	/s/ Robin Raina
		Name:	Robin Raina
		Title:	President and CEO

VERTEX, INCORPORATED, as a Guarantor

		By:	/s/ Robin Raina
		Name:	Robin Raina
		Title:	President and CEO

EBIX, Inc.

Signature Pages

Amendment No. 1 to Credit Agreement and Waiver

ADMINISTRATIVE AGENT
AND COLLATERAL AGENT:	REGIONS BANK, as Administrative Agent and Collateral Agent

	By:	/s/ Steven M. Hamil
	Name:	Steven M. Hamil
	Title:	Senior Vice President

EBIX, Inc.

Signature Pages

Amendment No. 1 to Credit Agreement and Waiver

LENDERS:	REGIONS BANK, as a Lender, the Issuing Bank and the Swingline Lender

	By:	/s/ Steven M. Hamil
	Name:	Steven M. Hamil
	Title:	Senior Vice President

EBIX, Inc.

Signature Pages

Amendment No. 1 to Credit Agreement and Waiver

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Miho Shindo
Name:	Miho Shindo
Title:	Associate

EBIX, Inc.

Signature Pages

Amendment No. 1 to Credit Agreement and Waiver

SILICON VALLEY BANK, as a Lender

By:	/s/ Russell Follansbee
Name:	Russell Follansbee
Title:	Vice President

EBIX, Inc.

Signature Pages

Amendment No. 1 to Credit Agreement and Waiver

FIFTH THIRD BANK, as the Joining Lender

By:	/s/ Holly Sims
Name:	Holly Sims
Title:	Vice President

EBIX, Inc.

Signature Pages

Amendment No. 1 to Credit Agreement and Waiver

Annex I

(to Amendment No. 1 to Credit Agreement and Waiver)

Appendix A – Lenders, Revolving Commitments and Revolving Commitment Percentages

Lender	Revolving Commitment	Revolving Commitment Percentage
Regions Bank	$75,000,000.00	39.473684210%
MUFG Union Bank, N.A.	$50,000,000.00	26.315789474%
Silicon Valley Bank	$40,000,000.00	21.052631579%
Fifth Third Bank	$25,000,000.00	13.157894737%

Totals	$190,000,000.00	100.000000000%

Annex I